As filed with the Securities and Exchange Commission on November 20, 2008

Registration No. 333-153394

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 5 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(with respect to the 12.50% Convertible Guaranteed Senior Notes due 2011 and common stock being offered in the exchange offer)

Oscient Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	2834	04-2297484
(State or other jurisdiction of incorporation or organization)	(Primary Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Guardian II Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	2834	20-5239620
(State or other jurisdiction of incorporation or organization)	(Primary Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(781) 398-2300

(Address, including ZIP code, and telephone number, including area code, of the registrants’ principal executive office)

Philippe Maitre

Oscient Pharmaceuticals Corporation

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(781) 398-2300

(Name, address, including ZIP code, and telephone number, including area code, of agent for service for the registrants)

Copies to:

Patrick O’Brien, Esq. Ropes & Gray LLP One International Place Boston, MA 02110	Abigail Arms, Esq. Shearman & Sterling LLP 801 Pennsylvania Avenue, N.W. Washington, D.C. 20004
(617) 951-7000	(202) 508-8000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Securities Act), please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definition of “accelerated filer,” “large accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (do not check if smaller reporting company)	Smaller Reporting Company ☒

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the SEC acting pursuant to Section 8(a) may determine.

Explanatory Note

This Amendment No. 5 to the Registration Statement is being filed solely for the purpose of filing Exhibit 4.15 to the Registration Statement and does not otherwise modify the Registration Statement.

EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Exhibit No.	Description
1.1	Form of Dealer Manager Agreement‡‡

2.1	Agreement and Plan of Merger and Reorganization dated November 17, 2003(11)

2.2	Asset Purchase Agreement by and among Reliant Pharmaceuticals, Inc., Guardian II Acquisition Corporation and Oscient Pharmaceuticals Corporation dated July 21, 2006*(24)

3.1	Articles of Organization of Oscient Pharmaceuticals Corporation (as amended through November 15, 2006)(26)

3.2	By-Laws of Oscient Pharmaceuticals Corporation (as amended to date)(19)

3.3	Certificate of Incorporation of Guardian II Acquisition Corporation‡‡

3.4	By-Laws of Guardian II Acquisition Corporation‡‡

4.1	Form of Purchase Warrant issued to Smithfield Fiduciary LLC and the Tail Wind Fund Ltd.(9)

4.2	Form of Common Stock Purchase Warrant dated as of September 29, 2003(10)

4.3	Registration Rights Agreement dated September 29, 2003(10)

4.4	Registration Rights Agreement dated November 17, 2003, by and between Genome Therapeutics Corp. and certain creditors of GeneSoft Pharmaceuticals, Inc.(12)

4.5	Form of Indenture dated as of May 10, 2004(17)

4.6	Pledge Agreement dated as of May 10, 2004(17)

4.7	Registration Rights Agreement dated May 10, 2004(17)

4.8	Form of Indenture dated as of May 10, 2004(17)

4.9	Pledge Agreement dated May 10, 2004(17)

4.10	Registration Rights Agreement dated May 10, 2004(17)

4.11	Form of Common Stock Purchase Warrant dated April 5, 2006(20)

4.12	Form of Common Stock Purchase Warrant dated August 18, 2006(26)

4.13	Registration Rights Agreement dated August 18, 2006(26)

4.14	Form of Indenture dated May 1, 2007(28)

4.15	Form of Indenture

4.16	Form of Intercreditor Agreement between the Oscient Pharmaceuticals Corporation, Paul Royalty Fund Holdings II, U.S. National Bank Association and Guardian II Acquisition Corporation‡‡

4.17	Form of Security Agreement‡‡

4.18	Security Agreement by and between Guardian II Acquisition Corporation and Paul Royalty Fund Holdings II dated August 18, 2006‡‡

5.1	Opinion of Ropes & Gray LLP‡‡

8.1	Opinion of Ropes & Gray LLP regarding certain federal income tax consequences discussed in this registration statement.‡‡

10.1	Incentive Stock Option Plan and Form of Stock Option Certificate(1)

10.2	Genome Therapeutics Corp. (f/k/a Collaborative Research) Incentive Savings Plan(2)

10.3	Amendment dated November 4, 1986 to the Genome Therapeutics Corp. (f/k/a Collaborative Research) Incentive Savings Plan dated March 1, 1985(3)

10.4	1991 Stock Option Plan and Form of Stock Option Certificate(4)

10.5	Lease dated June 23, 2004 relating to certain property in Waltham, Massachusetts(26)

10.6	1993 Stock Option Plan and Form of Stock Option Certificate(5)

10.7	1997 Directors’ Deferred Stock Plan(6)

10.8	1997 Stock Option Plan(6)

10.9	Amended and Restated 2001 Incentive Plan(23)

10.10	Stock Option Agreements with Steven M. Rauscher(7)

Exhibit No.	Description
10.11	Employment Letter with Steven M. Rauscher(8)

10.12	2007 Employment Inducement Award Plan(29)

10.13	Amendment, Redemption and Exchange Agreement between the Company and The Tail Wind Fund, dated June 4, 2003(9)

10.14	Note Amendment and Exchange Agreement dated November 17, 2003, by and between Genome Therapeutics Corp. and certain creditors of GeneSoft Pharmaceuticals, Inc.(13)

10.15	Amendment to Employment Agreement dated as February 5, 2004 between Genome Therapeutics Corp. and Steven M. Rauscher(13)

10.16	Employment Agreement with Philippe M. Maitre dated May 5, 2006(22)

10.17	License and Option Agreement dated October 22, 2002 between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.18	Amendment No. 1 to License and Option Agreement dated November 21, 2002 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.19	Amendment to No. 2 to License and Option Agreement dated December 6, 2002 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.20	Amendment No. 3 to License and Option Agreement dated October 16, 2004 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.21	Genome Therapeutics Corp. Employee Stock Purchase Plan as amended through April 13, 2004(16)

10.22	Genome Therapeutics Corp. 2001 Incentive Plan as amended through April 13, 2004(16)

10.23	Employment Letter with Dominick C. Colangelo dated January 3, 2005(15)

10.24	Amendment to Employment Agreement for Philippe Maitre dated April 18, 2008(27)

10.25	Amendment No. 4 to License and Option Agreement dated March 31, 2005 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(15)*

10.26	Form of Incentive Stock Option(18)

10.27	Form of Nonstatutory Stock Option(18)

10.28	Form of Restricted Stock Award(18)

10.29	Amended and Restated Employee Stock Purchase Plan (as amended through June 8, 2006)(23)

10.30	Amendment No. 5 to License and Option Agreement dated February 3, 2006 by and between Oscient Pharmaceuticals Corporation and LG Life Sciences, Ltd.(21)

10.31	Assignment and Termination Agreement dated February 3, 2006 between Vicuron Pharmaceuticals, Inc. and Oscient Pharmaceuticals Corporation(21)

10.32	Sublicensing and Distribution Agreement dated February 6, 2006 by and between Pfizer S.A. de C.V. and Oscient Pharmaceuticals Corporation*(21)

10.33	Form of Purchase Agreement dated April 5, 2006(20)

10.34	Amendment to Employment Agreement for Dominick C. Colangelo dated May 5, 2006(22)

10.35	Amendment to Employment Agreement for Steven M. Rauscher dated May 12, 2006(22)

10.36	Amended and Restated Development, Licensing and Supply Agreement dated July 31, 2006 by and between Ethypharm S.A. and Reliant Pharmaceuticals, Inc.*(24)

10.37	Common Stock and Warrant Purchase Agreement dated July 21, 2006 by and between Oscient Pharmaceuticals Corporation and Paul Royalty Fund Holdings II(25)

Exhibit No.	Description
10.38	Note Purchase Agreement dated July 21, 2006 by and between Guardian Acquisition Corporation and Paul Royalty Fund Holdings II*(25)

10.39	Revenue Interests Assignment Agreement dated August 18, 2006 by and between Oscient Pharmaceuticals Corporation, Guardian Acquisition Corporation and Paul Royalty Fund Holdings II*‡‡

10.40	Amendment No. 7 to License and Option Agreement dated December 27, 2006 by and between Oscient Pharmaceuticals Corporation and LG Life Sciences, Ltd.*(26)

10.41	License, Supply and Marketing Agreement dated December 28, 2006 by and between Oscient Pharmaceuticals Corporation and Menarini International Operation Luxembourg, S.A.*(26)

10.42	Employment Agreement with Mark Glickman dated August 16, 2007‡‡

10.43	Amendment to Employment Agreement with Mark Glickman dated August 22, 2007‡‡

10.44	Amendment to Employment Agreement with Mark Glickman dated July 28, 2008‡‡

10.45	First Amendment to the Revenue Interests Assignment Agreement dated November 5, 2008 by and among Oscient Pharmaceuticals Corporation, Paul Royalty Fund Holdings II and Guardian II Acquisition Corporation‡‡

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges‡‡

21.1	Subsidiaries of the Registrant(26)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm‡‡

23.2	Consent of Ropes & Gray LLP (included in Exhibit 5.1)

24.1	Powers of Attorney (included on signature pages)‡‡

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association‡‡

99.1	Form Revised of Letter of Transmittal ‡‡

99.2	Form of Notice of Guarantee of Delivery‡‡

99.3	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees‡‡

99.4	Form of Letters to Client‡‡

‡	To be filed by amendment
‡‡	Previously filed
*	Confidential treatment has been requested or granted with respect to portions of this Exhibit
(1)	Filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 2-75230) dated December 8, 1981 and incorporated herein by reference.
(2)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1985 and incorporated herein by reference.
(3)	Filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1986 and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1992 and incorporated herein by reference.
(5)	Filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1994 and incorporated herein by reference.
(6)	Filed as exhibits to the Company’s Registration Statement on Forms S-8 (333-49069) dated April 1, 1998 and incorporated herein by reference.
(7)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 (333-58274) on April 4, 2001 and incorporated herein by reference.

(8)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2001 and incorporated herein by reference.
(9)	Filed as an exhibit to the Company’s Current Report on Form 8-K on June 5, 2003 and incorporated herein by reference.
(10)	Filed as an exhibit to the Company’s Current Report on Form 8-K on October 1, 2003 and incorporated herein by reference.
(11)	Filed as an exhibit to the Company’s Current Report on Form 8-K on November 18, 2003 and incorporated herein by reference.
(12)	Filed as an exhibit to the Company’s Registration Statement on Form S-4 (No. 333-111171) on September 15, 2003 and incorporated herein by reference.
(13)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year-ended December 31, 2005 and incorporated herein by reference.
(14)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.
(15)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 (333-116707) on June 21, 2004 and incorporated herein by reference.
(16)	Filed as an exhibit to the Company’s Registration Statement on Form S-3 (333-118026) on August 9, 2004 and incorporated herein by reference.
(17)	Filed as an exhibit to the Company’s Current Report on Form 8-K on December 27, 2005 and incorporated herein by reference.
(18)	Filed as an exhibit to the Company’s Registration Statement on Form S-3 (333-137596) on September 26, 2006 and incorporated herein by reference.
(19)	Filed as an exhibit to the Company’s Current Report on Form 8-K on April 12, 2006 and incorporated herein by reference.
(20)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and incorporated herein by reference.
(21)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and incorporated herein by reference.
(22)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 (333-138309) on October 30, 2006 and incorporated herein by reference.
(23)	Filed as an exhibit to the Company’s Current Report on Form 8-K on November 1, 2006 and incorporated herein by reference.
(24)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and incorporated herein by reference.
(25)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference.
(26)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and incorporated herein by reference.
(27)	Filed as an exhibit to the Company’s Current Report on Form 8-K on May 4, 2007 and incorporated herein by reference.
(28)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 on October 1, 2007 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, The Commonwealth of Massachusetts, on November 20, 2008.

OSCIENT PHARMACEUTICALS CORPORATION

/s/ STEVEN M. RAUSCHER
Name:	Steven M. Rauscher
Title:	Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STEVEN M. RAUSCHER Steven M. Rauscher	Director, President and Chief Executive Officer (Principal Executive Officer)	November 20, 2008

/S/ PHILIPPE M. MAITRE Philippe M. Maitre	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	November 20, 2008

* David K. Stone	Director and Chairman of the Board	November 20, 2008

* Gregory B. Brown	Director	November 20, 2008

* Robert J. Hennessey	Director	November 20, 2008

* John R. Leone	Director	November 20, 2008

* William R. Mattson	Director	November 20, 2008

* William S. Reardon	Director	November 20, 2008

* Norbert G. Riedel	Director	November 20, 2008

*By:	/S/ PHILIPPE M. MAITRE
Philippe M. Maitre Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, The Commonwealth of Massachusetts, on November 20, 2008.

GUARDIAN II ACQUISITION CORPORATION

/S/ STEVEN M. RAUSCHER
Name: Steven M. Rauscher Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVEN M. RAUSCHER Steven M. Rauscher	President and Director (Principal Executive Officer)	November 20, 2008

/S/ PHILIPPE M. MAITRE Philippe M. Maitre	Treasurer and Director (Principal Financial and Accounting Officer)	November 20, 2008

* Dominick Colangelo	Vice President and Director	November 20, 2008

*By:	/S/ PHILIPPE M. MAITRE
Philippe M. Maitre Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Dealer Manager Agreement‡‡

2.1	Agreement and Plan of Merger and Reorganization dated November 17, 2003(11)

2.2	Asset Purchase Agreement by and among Reliant Pharmaceuticals, Inc., Guardian II Acquisition Corporation and Oscient Pharmaceuticals Corporation dated July 21, 2006*(24)

3.1	Articles of Organization of Oscient Pharmaceuticals Corporation (as amended through November 15, 2006)(26)

3.2	By-Laws of Oscient Pharmaceuticals Corporation (as amended to date)(19)

3.3	Certificate of Incorporation of Guardian II Acquisition Corporation‡‡

3.4	By-Laws of Guardian II Acquisition Corporation‡‡

4.1	Form of Purchase Warrant issued to Smithfield Fiduciary LLC and the Tail Wind Fund Ltd.(9)

4.2	Form of Common Stock Purchase Warrant dated as of September 29, 2003(10)

4.3	Registration Rights Agreement dated September 29, 2003(10)

4.4	Registration Rights Agreement dated November 17, 2003, by and between Genome Therapeutics Corp. and certain creditors of GeneSoft Pharmaceuticals, Inc.(12)

4.5	Form of Indenture dated as of May 10, 2004(17)

4.6	Pledge Agreement dated as of May 10, 2004(17)

4.7	Registration Rights Agreement dated May 10, 2004(17)

4.8	Form of Indenture dated as of May 10, 2004(17)

4.9	Pledge Agreement dated May 10, 2004(17)

4.10	Registration Rights Agreement dated May 10, 2004(17)

4.11	Form of Common Stock Purchase Warrant dated April 5, 2006(20)

4.12	Form of Common Stock Purchase Warrant dated August 18, 2006(26)

4.13	Registration Rights Agreement dated August 18, 2006(26)

4.14	Form of Indenture dated May 1, 2007(28)

4.15	Form of Indenture

4.16	Form of Intercreditor Agreement between the Oscient Pharmaceuticals Corporation, Paul Royalty Fund Holdings II, U.S. National Bank Association and Guardian II Acquisition Corporation‡‡

4.17	Form of Security Agreement.‡‡

4.18	Security Agreement by and between Guardian II Acquisition Corporation and Paul Royalty Fund Holdings II dated August 18, 2006.‡‡

5.1	Opinion of Ropes & Gray LLP‡‡

8.1	Opinion of Ropes & Gray LLP regarding certain federal income tax consequences discussed in this registration statement.‡‡

10.1	Incentive Stock Option Plan and Form of Stock Option Certificate(1)

10.2	Genome Therapeutics Corp. (f/k/a Collaborative Research) Incentive Savings Plan(2)

10.3	Amendment dated November 4, 1986 to the Genome Therapeutics Corp. (f/k/a Collaborative Research) Incentive Savings Plan dated March 1, 1985(3)

10.4	1991 Stock Option Plan and Form of Stock Option Certificate(4)

10.5	Lease dated June 23, 2004 relating to certain property in Waltham, Massachusetts(26)

10.6	1993 Stock Option Plan and Form of Stock Option Certificate(5)

10.7	1997 Directors’ Deferred Stock Plan(6)

10.8	1997 Stock Option Plan(6)

10.9	Amended and Restated 2001 Incentive Plan(23)

10.10	Stock Option Agreements with Steven M. Rauscher(7)

10.11	Employment Letter with Steven M. Rauscher(8)

Exhibit No.	Description
10.12	2007 Employment Inducement Award Plan(29)

10.13	Amendment, Redemption and Exchange Agreement between the Company and The Tail Wind Fund, dated June 4, 2003(9)

10.14	Note Amendment and Exchange Agreement dated November 17, 2003, by and between Genome Therapeutics Corp. and certain creditors of GeneSoft Pharmaceuticals, Inc.(13)

10.15	Amendment to Employment Agreement dated as February 5, 2004 between Genome Therapeutics Corp. and Steven M. Rauscher(13)

10.16	Employment Agreement with Philippe M. Maitre dated May 5, 2006(22)

10.17	License and Option Agreement dated October 22, 2002 between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.18	Amendment No. 1 to License and Option Agreement dated November 21, 2002 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.19	Amendment to No. 2 to License and Option Agreement dated December 6, 2002 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.20	Amendment No. 3 to License and Option Agreement dated October 16, 2004 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(13)*

10.21	Genome Therapeutics Corp. Employee Stock Purchase Plan as amended through April 13, 2004(16)

10.22	Genome Therapeutics Corp. 2001 Incentive Plan as amended through April 13, 2004(16)

10.23	Employment Letter with Dominick C. Colangelo dated January 3, 2005(15)

10.24	Amendment to Employment Agreement for Philippe Maitre dated April 18, 2008(27)

10.25	Amendment No. 4 to License and Option Agreement dated March 31, 2005 by and between Genesoft Pharmaceuticals, Inc. and LG Life Sciences, Ltd.(15)*

10.26	Form of Incentive Stock Option(18)

10.27	Form of Nonstatutory Stock Option(18)

10.28	Form of Restricted Stock Award(18)

10.29	Amended and Restated Employee Stock Purchase Plan (as amended through June 8, 2006)(23)

10.30	Amendment No. 5 to License and Option Agreement dated February 3, 2006 by and between Oscient Pharmaceuticals Corporation and LG Life Sciences, Ltd.(21)

10.31	Assignment and Termination Agreement dated February 3, 2006 between Vicuron Pharmaceuticals, Inc. and Oscient Pharmaceuticals Corporation(21)

10.32	Sublicensing and Distribution Agreement dated February 6, 2006 by and between Pfizer S.A. de C.V. and Oscient Pharmaceuticals Corporation*(21)

10.33	Form of Purchase Agreement dated April 5, 2006(20)

10.34	Amendment to Employment Agreement for Dominick C. Colangelo dated May 5, 2006(22)

10.35	Amendment to Employment Agreement for Steven M. Rauscher dated May 12, 2006(22)

10.36	Amended and Restated Development, Licensing and Supply Agreement dated July 31, 2006 by and between Ethypharm S.A. and Reliant Pharmaceuticals, Inc.*(24)

10.37	Common Stock and Warrant Purchase Agreement dated July 21, 2006 by and between Oscient Pharmaceuticals Corporation and Paul Royalty Fund Holdings II(25)

Exhibit No.	Description
10.38	Note Purchase Agreement dated July 21, 2006 by and between Guardian II Acquisition Corporation and Paul Royalty Fund Holdings II*(25)

10.39	Revenue Interests Assignment Agreement dated August 18, 2006 by and between Oscient Pharmaceuticals Corporation, Guardian II Acquisition Corporation and Paul Royalty Fund Holdings II*‡‡

10.40	Amendment No. 7 to License and Option Agreement dated December 27, 2006 by and between Oscient Pharmaceuticals Corporation and LG Life Sciences, Ltd.*(26)

10.41	License, Supply and Marketing Agreement dated December 28, 2006 by and between Oscient Pharmaceuticals Corporation and Menarini International Operation Luxembourg, S.A.*(26)

10.42	Employment Agreement with Mark Glickman dated August 16, 2007‡‡

10.43	Amendment to Employment Agreement with Mark Glickman dated August 22, 2007‡‡

10.44	Amendment to Employment Agreement with Mark Glickman dated July 28, 2008‡‡

10.45	First Amendment to the Revenue Interests Assignment Agreement dated November 5, 2008 by and among Oscient Pharmaceuticals Corporation, Paul Royalty Fund Holdings II and Guardian II Acquisition Corporation‡‡

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges‡‡

21.1	Subsidiaries of the Registrant(26)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm‡‡

23.2	Consent of Ropes & Gray LLP (included in Exhibit 5.1)

24.1	Powers of Attorney (included on signature pages)‡‡

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association‡‡

99.1	Form of Revised Letter of Transmittal‡‡

99.2	Form of Notice of Guarantee of Delivery‡‡

99.3	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees‡‡

99.4	Form of Letters to Client‡‡

‡	To be filed by amendment
‡‡	Previously filed
*	Confidential treatment has been requested or granted with respect to portions of this Exhibit
(1)	Filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 2-75230) dated December 8, 1981 and incorporated herein by reference.
(2)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1985 and incorporated herein by reference.
(3)	Filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1986 and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1992 and incorporated herein by reference.
(5)	Filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1994 and incorporated herein by reference.
(6)	Filed as exhibits to the Company’s Registration Statement on Forms S-8 (333-49069) dated April 1, 1998 and incorporated herein by reference.

(7)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 (333-58274) on April 4, 2001 and incorporated herein by reference.
(8)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2001 and incorporated herein by reference.
(9)	Filed as an exhibit to the Company’s Current Report on Form 8-K on June 5, 2003 and incorporated herein by reference.
(10)	Filed as an exhibit to the Company’s Current Report on Form 8-K on October 1, 2003 and incorporated herein by reference.
(11)	Filed as an exhibit to the Company’s Current Report on Form 8-K on November 18, 2003 and incorporated herein by reference.
(12)	Filed as an exhibit to the Company’s Registration Statement on Form S-4 (No. 333-111171) on September 15, 2003 and incorporated herein by reference.
(13)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year-ended December 31, 2005 and incorporated herein by reference.
(14)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.
(15)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 (333-116707) on June 21, 2004 and incorporated herein by reference.
(16)	Filed as an exhibit to the Company’s Registration Statement on Form S-3 (333-118026) on August 9, 2004 and incorporated herein by reference.
(17)	Filed as an exhibit to the Company’s Current Report on Form 8-K on December 27, 2005 and incorporated herein by reference.
(18)	Filed as an exhibit to the Company’s Registration Statement on Form S-3 (333-137596) on September 26, 2006 and incorporated herein by reference.
(19)	Filed as an exhibit to the Company’s Current Report on Form 8-K on April 12, 2006 and incorporated herein by reference.
(20)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and incorporated herein by reference.
(21)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and incorporated herein by reference.
(22)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 (333-138309) on October 30, 2006 and incorporated herein by reference.
(23)	Filed as an exhibit to the Company’s Current Report on Form 8-K on November 1, 2006 and incorporated herein by reference.
(24)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and incorporated herein by reference.
(25)	Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference.
(26)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and incorporated herein by reference.
(27)	Filed as an exhibit to the Company’s Current Report on Form 8-K on May 4, 2007 and incorporated herein by reference
(28)	Filed as an exhibit to the Company’s Registration Statement on Form S-8 on October 1, 2007 and incorporated herein by reference.